UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2025

Tevogen Bio Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41002	98-1597194
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Independence Boulevard, Suite #210
Warren, New Jersey	07059
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 838-6436

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TVGN	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock for $11.50 per share	TVGNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 30, 2025, Ryan Saadi, founder and Chief Executive Officer of Tevogen Bio Holdings Inc. (the “Company”), provided the Company with a cash contribution of $500,000. The Company expects the contribution to be used to provide funding for the build-out and first-year operating costs of the Company’s previously announced new corporate headquarters in Warren, New Jersey.

Forward Looking Statements

This Current Report contains certain forward-looking statements, including with respect to the Company’s corporate headquarters. These statements are based on management’s expectations, assumptions, estimates, projections and beliefs as of the date of this Current Report and are subject to a number of factors that involve known and unknown risks, delays, uncertainties and other factors not under the Company’s control that may cause actual results, performance or achievements of the Company to be materially different from the results, performance or other expectations expressed or implied by these forward-looking statements.

Factors that could cause actual results, performance, or achievements to differ from those expressed or implied by forward-looking statements include, but are not limited to: that the Company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; changes in the markets in which the Company competes, including with respect to its competitive landscape, technology evolution, or regulatory changes; the risk that the Company may not be able to execute its growth strategies or may experience difficulties in managing its growth and expanding operations; the failure to achieve the Company’s commercialization and development plans and identify and realize additional opportunities, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth economically and hire and retain key employees; the risk that the Company may fail to keep pace with rapid technological developments to provide new and innovative products and services or make substantial investments in unsuccessful new products and services; risks related to the ability to develop, license or acquire new therapeutics; the risk of regulatory lawsuits or proceedings relating to the Company’s business; uncertainties inherent in the execution, cost, and completion of preclinical studies and clinical trials; risks related to regulatory review, approval and commercial development; risks associated with intellectual property protection; the Company’s limited operating history; and those factors discussed or incorporated by reference in the Company’s Annual Report on Form 10-K.

You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update any forward-looking statements, except as required by applicable law.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tevogen Bio Holdings Inc.

Date: June 30, 2025	By:	/s/ Ryan Saadi
	Name:	Ryan Saadi
	Title:	Chief Executive Officer

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